THE VANTAGEPOINT FUNDS

Supplement dated February 12, 2008 to the Prospectus dated May 1, 2007 as revised October 30, 2007 and supplemented November 9, 2007 and January 2, 2008

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

Low Duration Bond Fund — Investment Subadvisers

The following should be read in conjunction with the information relating to STW Fixed Income Management, Ltd. (“STW”) found on page 4 of the Prospectus:

Andrew B.J. Chorlton, CFA, joined STW as Vice President and Portfolio Manager in July 2007 and has joined the investment team at STW that is responsible for making investment decisions for the portion of the Low Duration Bond Fund managed by STW. Before joining STW, Mr. Chorlton spent six years as a Senior Investment Manager with AXA Investment Managers, Inc. where he focused primarily on corporate bond funds and was the lead manager for segregated third party institutional corporate bond mandates.

Growth & Income Fund — Investment Subadvisers

The following should be read in conjunction with the information relating to Capital Guardian Trust Company (“Capital Guardian”) found on page 13 of the Prospectus:

Eugene P. Stein no longer serves as a portfolio manager of the Growth & Income Fund. In January 2007, Eric H. Stern joined the team at Capital Guardian responsible for making investment decisions for the portion of the Growth & Income Fund managed by Capital Guardian. Mr. Stern is a Director and Senior Vice President of Capital Guardian and has been an investment professional with Capital Guardian or one of its affiliates since 1991.

The following should be read in conjunction with the information relating to Wellington Management Company, LLP (“Wellington Management”) found on page 14 of the Prospectus:

Ian Link, CFA, Vice President and Equity Portfolio Manager has joined John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager as a portfolio manager responsible for making investment decisions for the portion of the Fund managed by Wellington Management. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was lead portfolio manager for various technology sector funds and manager for a team of globally-based technology analysts with Deutsche Asset Management, Inc. from 2004 to 2006. Prior to that, Mr. Link was an equity analyst and portfolio manager with Franklin Templeton from 1989 to 2003.

Model Portfolio Long-Term Growth Fund — Principal Investment Strategies

The following replaces the allocation range chart for the Model Portfolio Long-Term Growth Fund found on page 48 of the Prospectus:

Fixed Income Funds:	Allocation Range
Core Bond Index Fund	10% — 20%

Equity Funds:	Allocation Range
Equity Income Fund	8% — 18%
Growth & Income Fund	8% — 18%
Growth Fund	7% — 17%
Select Value Fund	4% — 14%
Aggressive Opportunities Fund	4% — 14%
Discovery Fund	0% — 10%
International Fund	11% — 21%

Multi — Strategy Funds:	Allocation Range
Diversified Assets Fund	0% — 10%

[End of Prospectus Supplement]

SUPP-011-200802-322B